Exhibit 99.1

News Release

One Centerpointe Drive Suite 200 Lake Oswego, Oregon 97035 503-684-7000             www.gbrx.com

For release:	February 3, 2016, 6:00 a.m. EST	Contact:	Lorie Tekorius
Jack Isselmann
Ph: (503) 603-4310

The Greenbrier Companies Announces New Leadership Assignments

Lake Oswego, Oregon, February 3, 2016 – The Greenbrier Companies, Inc. (NYSE:GBX) announced today that its CFO, Mark J. Rittenbaum, has been promoted to the newly created position of Executive Vice President, Commercial, Leasing and Finance. Lorie L. Tekorius, Senior Vice President and Treasurer, has been promoted to Senior Vice President, Chief Financial Officer and Treasurer. Both Rittenbaum and Tekorius will report to Chairman and CEO William A. Furman.

In this newly created position, Mr. Rittenbaum will shift his primary focus to commercial activities, with particular emphasis on new railcar sales, leasing and integration/enhancement of customer service design. Senior commercial officers William Glenn and Brian Comstock, as well as Jim Sharp, President of Greenbrier’s Leasing and Management Services business, will report to Mr. Rittenbaum. Chairman and CEO Bill Furman said, “Greenbrier has built a tremendous ‘go to market strategy’ that serves its integrated business model and expanded world-wide activities. In the process, we have grown a very successful asset-light leasing and asset management business. We continue to add value solutions for our customers and shareholders, as our business becomes larger and adjusts to a changing environment. It is time to further integrate our commercial and leasing functions to better serve our goals of cost-efficient growth and service to our customers.”

Mr. Rittenbaum will chair a newly created Executive Committee reporting to the Chairman and CEO. The Committee will be responsible for helping to frame policy over a wide range of business, administrative, financial and strategic areas, as well as streamlining service design and achieving service and cost synergies across the Company. The Committee will include Victoria McManus, Executive Vice President and Chief Strategic Officer, and Martin Baker, Senior Vice President, General Counsel and Chief Compliance Officer. “The Executive Committee will free up a substantial portion of my time to focus more on longer term strategies for Greenbrier, and to operate the Company.” said Furman. “Global Manufacturing, the Wheels and Parts business, and GBW Railcar Services, a repair joint venture with Watco Companies, will continue to report to me.”

Ms. Tekorius, brings strong experience to the CFO position at Greenbrier. She has been with Greenbrier for over 20 years in various financial capacities, most recently as Senior Vice President and Treasurer, a position she has held since 2012. She is a Certified Public Accountant, with a BBA in accounting from Texas A&M University, and began her professional career with Coopers & Lybrand. “Mark and Lorie have done an excellent job at the financial helm of Greenbrier and have worked closely together for years. I’m confident we will continue our solid financial footing, and be well positioned for growth and change,” said Furman. “Lorie also has the discipline and Company knowledge to help review, manage and adjust our General and Administrative expense profile to appropriate levels during changing market environments. She has chaired our strategic and budget process for several years and will continue to work with Victoria McManus and me in that important

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function. Adrian Downes, Greenbrier’s Senior Vice President and Chief Accounting Officer, will report to Lorie. Adrian has a done a great job with our IT, accounting and tax organization, and will continue to play a strong role on our senior management team.”

Furman added, “Greenbrier is fortunate to have incredible depth of talent on its executive bench. I am pleased to recognize the many contributions made by Mark and Lorie and to increase their roles in senior management of Greenbrier. I am proud of our entire management team and see these changes as an opportunity to put our seasoned executive expertise to even greater use in a fluctuating environment.”

About Greenbrier

Greenbrier (www.gbrx.com), headquartered in Lake Oswego, Oregon, is a leading supplier of transportation equipment and services to the railroad industry. Greenbrier builds new railroad freight cars in manufacturing facilities in the U.S., Mexico and Poland and marine barges at our U.S. manufacturing facility. Greenbrier sells reconditioned wheel sets and provides wheel services at locations throughout the U.S. We recondition, manufacture and sell railcar parts at various U.S. sites. Through GBW Railcar Services, LLC, a 50/50 joint venture with Watco Companies, LLC, freight cars are repaired and refurbished at over 30 locations across North America, including more than 10 tank car repair and maintenance facilities certified by the Association of American Railroads. Greenbrier owns a lease fleet of over 10,000 railcars and performs management services for over 250,000 railcars.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release may contain forward-looking statements, including statements regarding expected new railcar production volumes and schedules, expected customer demand for the Company’s products and services, plans to adjust manufacturing capacity, restructuring plans, new railcar delivery volumes and schedules, changes in demand for the Company’s railcar services and parts business, and the Company’s future financial performance. Greenbrier uses words such as “anticipates,” “believes,” “forecast,” “potential,” “goal,” “contemplates,” “expects,” “intends,” “plans,” “projects,” “hopes,” “seeks,” “estimates,” “strategy,” “could,” “would,” “should,” “likely,” “will,” “may,” “can,” “designed to,” “future,” “foreseeable future” and similar expressions to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from in the results contemplated by the forward-looking statements. Factors that might cause such a difference include, but are not limited to, reported backlog and awards are not indicative of our financial results; uncertainty or changes in the credit markets and financial services industry; high levels of indebtedness and compliance with the terms of our indebtedness; write-downs of goodwill, intangibles and other assets in future periods; sufficient availability of borrowing capacity; fluctuations in demand for newly manufactured railcars or failure to obtain orders as anticipated in developing forecasts; loss of one or more significant customers; customer payment defaults or related issues; sovereign risk to contracts, exchange rates or property rights; actual future costs and the availability of materials and a trained workforce; failure to design or manufacture new products or technologies or to achieve certification or market acceptance of new products or technologies; steel or specialty component price fluctuations and availability and scrap surcharges; changes in product mix and the mix between segments; labor disputes, energy shortages or operating difficulties that might disrupt manufacturing operations or the flow of cargo; production difficulties and product delivery delays as a result of, among other matters, costs or inefficiencies associated with expansion, start-up or changing of production lines or changes in production rates, changing technologies, transfer of production between facilities or non-performance of alliance partners, subcontractors or suppliers; ability to obtain suitable contracts for the sale of leased equipment and risks related to car hire and residual values; integration of current or future acquisitions

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and establishment of joint ventures; succession planning; discovery of defects in railcars or services resulting in increased warranty costs or litigation; physical damage or product or service liability claims that exceed our insurance coverage; train derailments or other accidents or claims that could subject us to legal claims; actions or inactions by various regulatory agencies including potential environmental remediation obligations or changing tank car or other rail car or railroad regulation; and issues arising from investigations of whistleblower complaints; all as may be discussed in more detail under the headings “Risk Factors” and “Forward Looking Statements” in our Annual Report on Form 10-K for the fiscal year ended August 31, 2015, and our other reports on file with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. Except as otherwise required by law, we do not assume any obligation to update any forward-looking statements.

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